                                       SEMIANNUAL REPORT
                                       JULY 31, 2002

PRUDENTIAL
20/20 FOCUS FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                PRUDENTIAL FINANCIAL (LOGO)

Prudential 20/20 Focus Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential 20/20 Focus Fund's investment objective is long-term growth of capital. The investment manager usually invests in stocks selected for their strong potential for long-term capital growth. The Fund's strategy is to combine the efforts of two portfolio managers with different styles and to invest in the favorite stock-selection ideas of each. The value portfolio is focused on out-of-favor companies that its managers believe will experience a dynamic earnings cycle over the next 12 to 18 months, as well as companies that display good growth characteristics but are, in the managers' view, mispriced by the market. The growth portfolio concentrates on stocks of established companies that its managers believe will have strong absolute and relative earnings growth. Each portfolio can invest in up to 20 stocks. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 7/31/02
    27.1%   Consumer Discretionary
    15.7    Information Technology
    15.6    Healthcare
    15.4    Financials
     8.2    Energy
     7.5    Materials
     3.8    Industrials
     2.9    Telecommunication Services
     3.8    Cash & Equivalents

Top Five Growth Holdings

Expressed as a percentage of
net assets as of 7/31/02
    2.6%   Johnson & Johnson
           Pharmaceuticals
    2.6    Lowe's Cos., Inc.
           Specialty Retail
    2.6    Kohl's Corp.
           Multiline Retail
    2.5    Pfizer, Inc.
           Pharmaceuticals
    2.5    Coca-Cola Co.
           Beverages

Top Five Value Holdings

Expressed as a percentage of
net assets as of 7/31/02
    5.6%   XL Capital Ltd. (Class A)
           Insurance
    4.2    Temple-Inland, Inc.
           Paper & Forest Products
    4.1    Allstate Corp.
           Insurance
    3.8    Northrop Grumman Corp.
           Aerospace & Defense
    3.5    HCA, Inc.
           Healthcare Providers & Services

Holdings are subject to change.

                                 www.prudential.com    (800) 225-1852

Semiannual Report    July 31, 2002

Cumulative Total Returns1                                     As of 7/31/02

                                   Six Months    One Year    Three Years    Since Inception2
Class A                              -19.35%      -23.63%      -17.30%           2.56%
Class B                              -19.63       -24.22       -19.17           -0.65
Class C                              -19.63       -24.22       -19.17           -0.65
Class Z                              -19.21       -23.39       -16.64            3.58
Lipper Multi-Cap Core Funds Avg.3    -17.78       -22.40       -20.79          -10.79
S&P 500 Index4                       -18.73       -23.62       -28.69          -15.19
Russell 1000 Index5                  -18.23       -22.91       -27.13          -13.86

Average Annual Total Returns1                                 As of 6/30/02

                  One Year    Three Years    Since Inception2
    Class A        -19.90%       -5.31%          2.05%
    Class B        -20.44        -5.20           2.15
    Class C        -17.92        -4.72           2.32
    Class Z        -15.43        -3.45           3.59

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, C, and Z, 7/1/98. 3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, three-year, and since inception periods in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Multi-Cap Core Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor's (S&P) SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. 4 The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. 5 The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Investors cannot invest directly in an index. The returns for the Lipper Average, S&P 500 Index, and Russell 1000 Index would be lower if they included the effect of sales charges, operating expenses, or taxes.

PRUDENTIAL FINANCIAL (LOGO)                           September 16, 2002

DEAR SHAREHOLDER,
At the beginning of the six-month reporting period of the Prudential 20/20 Focus Fund, we were looking back on a very poor year for equity investing and looking forward to an economic recovery driven by the lowest interest rates in 40 years. The pick-up in economic activity did come as expected, but a profit recovery is developing much more slowly. Moreover, investors have been disheartened by a series of events that eroded their confidence in the financial reports that reveal profitability. The result was a steep 18% decline of the Russell 1000 Index over the six months ended July 31, 2002, as many investors sold all or part of their equity portfolios.

A familiar definition of a market bottom is the time at which everyone who is going to abandon stocks in response to falling prices has done so; when there are no sellers left, the selling pressure abates. Then the demand from astute "bottom fishers" begins to push share prices up again. As the investors on the sidelines start to fear being left out of the recovery more than they fear further declines, the upswing in share prices can be abrupt.

Following the steep drop over the past six months, many share prices have become quite attractive. However, we don't suggest trying to time the market's bottom. Rather, any changes in your portfolio in response to market movements should be moderate--a matter of adjustments in your personal asset allocation rather than wholesale leaps in or out of the market. Your financial professional can help you make those decisions.

Sincerely,


David R. Odenath, Jr., President
Prudential 20/20 Focus Fund

Prudential 20/20 Focus Fund

Semiannual Report    July 31, 2002

INVESTMENT ADVISER'S REPORT

In the fourth quarter of 2002, Brad Goldberg, CFA, Executive Vice President, will retire from Jennison Associates and Tom Kolefas, CFA, Executive Vice President, of Jennison, will assume portfolio management responsibilities for the value portion of the Fund.

THE INVESTMENT ENVIRONMENT
Economic activity in the United States picked up substantially in the first quarter of 2002. As the depletion of inventories slowed, production increased to supply more of the goods consumed. The stock market rose in March, but the rise proved to be the preamble to steep declines for the rest of the Fund's reporting period. Growth stocks had a particularly difficult market because investors were very skeptical about rosy profit predictions. Those stocks that did well over the Fund's reporting period clustered in industries that were insensitive to changes in the economy, such as housewares, managed health, healthcare facilities, and household products. A few basic materials industries, such as specialty chemicals that tend to anticipate an economic recovery, also gained.

The telecommunications sector, which was at the heart of the bear market, continued to decline, with wireless service and telecommunications equipment the worst performing industries over the reporting period. Stocks of companies in the same energy trading business as Enron Corporation fell sharply as a matter of guilt by association. Corporate investment in technology upgrades was on hold until managers felt more comfortable about their earnings projections. Consequently, many industries related to computers were among the worst performers, including applications software, storage & peripherals, electronic equipment, semiconductors, and office electronics. In addition, advertising was very slow, and broadcasting and cable companies suffered from the slowdown. The cable companies faced guilt by association with Adelphia, a large cable company that was in the news because of the alleged malfeasance of some of its corporate officers.

Prudential 20/20 Focus Fund

Semiannual Report    July 31, 2002

BASIC STRATEGY
The underlying strategy of the Prudential 20/20 Focus Fund is to combine two concentrated portfolios, each managed in a consistent style-specific manner. Historically, one style is often clearly favored in the market, so the Fund's dual focus is designed to smooth out the performance fluctuations that normally result when a single style is followed through shifting markets. In this reporting period, value stocks held up better than growth stocks except in July, and led by a large margin over the entire reporting period. Overall, the fund trailed its benchmarks by a margin that was small compared to the fall of the indexes themselves.

VALUE STOCKS
Although the Fund's stock selections are based on the prospects of the individual companies and not on broad investment themes, many of its value stocks were selected with economic recovery in mind. As investors became less confident about the strength of the recovery, the value portfolio's paper, media, and energy stocks declined, while its strongest performers were noncyclical stocks such as Allstate, HCA, Northrop Grumman, and Temple-Inland, all described in Comments on Largest Holdings--Value Portfolio. Temple-Inland is primarily a paper company, but its financial services subsidiary helped sustain its share price through this reporting period. That diversification in its sources of income was one of the reasons we favored the stock. Knight-Ridder, another stock that held up much better than the overall market, owns newspapers. Although they were hurt by the slowdown in advertising, newspapers did a better job of controlling their costs than the electronic media. As a result, they are well positioned for a sharp rise in earnings as the economy improves. This prospect sustained Knight-Ridder's share price. In contrast, the portfolio's position in News Corporation declined sharply. News Corporation is a global media conglomerate, and therefore was hurt more by the slow global economy. However, its earnings are showing signs of stabilizing, and will be rising from fairly low levels when they do begin to improve. We think that the percentage gains may be
                                  www.prudential.com     (800) 225-1852

substantial as economic activity picks up. Similarly, Liberty Media, the portfolio's worst performer, is a diversified media holding company. Many of its holdings, including AOL Time Warner, were deeply affected by the poor advertising market.

Some of the portfolio's holdings, including Solectron (a contract manufacturer of computer equipment for major brands) and BMC Software, were hurt by the suspension of the recovery in technology. Both are financially strong enough to weather the downturn and are well placed to profit from an eventual recovery. Hewlett-Packard faced additional uncertainty because of its proposed merger with Compaq. However, the merger is now complete, its management has proposed a credible plan for cost savings, and it is on target in restructuring to achieve them. We believe the plan will succeed. Hewlett-Packard shares are very inexpensive, leaving considerable room for gains as investors respond to its earnings growth.

XL Capital (see Comments on Largest Holdings--Value Portfolio) was another large detractor. Insurance stocks were under pressure because of many investors' concern that rising property/casualty premiums would hit a ceiling soon; some companies have had earnings disappointments. We continue to believe that the reinsurance sector, where XL has a substantial market share, is among the strongest in the industry and XL's share prices are at the lowest valuations (price in relation to earnings, or P/E) in years.

GROWTH STOCKS
The Fund's growth portfolio was particularly hurt by its positions in specialty retail stores such as Tiffany, Lowe's (see Comments on Largest Holdings--Growth Portfolio), and Home Depot. Consumer spending was the sustaining factor in this economic recession, so growth investors had focused on retail stores as one of the few areas with solid near-term earnings. In May 2002, signs of weakness in consumer spending, including negative same-store sales comparisons, triggered a sharp drop in retailers' share prices. Fear that the economic recovery would not be as strong as expected

Prudential 20/20 Focus Fund

Semiannual Report    July 31, 2002

also hurt the portfolio's position in Marriott International. The portfolio's position in the multiline retailer Kohl's (see Comments on Largest Holdings-- Growth Portfolio) held about even for the period, far outperforming the declining market averages. Kohl's earnings continue to be strong, and its same-store sales were well above the industry average.

As the financial sector consolidated over the years, we believed that the few remaining large capital market companies had strong franchises. However, during this reporting period, a stream of unfavorable news depressed stock market activity and focused critical attention on the management practices of Wall Street firms. This hurt the portfolio's positions in Citigroup and Merrill Lynch. Its position in Bank One held up better than the overall market. Under the relatively new leadership of Jamie Dimon, Bank One is recovering from many difficulties. Its share price reflects investors' continued confidence in that process.

Drug and biotechnology firms formed another growth area that we expected to be harmed less by the economic slowdown. However, in reaction to a few recent drug recalls, the Food and Drug Administration appears to have raised the bar for approving new drugs. In addition to the tighter regulatory climate, large research-oriented companies are facing tough competition from generic drug manufacturers, which have more financial strength than in the past and therefore are better able to challenge drug patents. The result has been an earnings squeeze. The portfolio's Wyeth and Genentech positions had substantial declines. Despite the broad market decline, the portfolio had gains on Amgen and Abbott Laboratories (albeit smaller than the losses) and its positions in Pfizer and Johnson & Johnson (see Comments on Largest Holdings--Growth Portfolio for both) held up much better than the market averages. All four have key prospective growth-driving products in their pipelines.

                                        www.prudential.com    (800) 225-1852

There were early signs of revival in the semiconductor industry, which makes components that go into electronic equipment and therefore would be expected to recover sooner. However, as technology companies reported indications that the recovery would be delayed, the portfolio's holdings in Texas Instruments and Intel--by far the two largest companies in the industry--fell sharply.

LOOKING AHEAD
Investors usually measure earnings growth as a percentage increase over the prior year. Since last year's earnings were so depressed, even a gradual increase in profits will look good. We expect profitability to follow the rise in economic activity that has already taken place. Because of their low share prices, value stocks look attractive even though their growth may be slow.

The sharp declines in growth stocks in the bear market reflect the bursting of the investment bubble of the late 1990s, the uncertainty created by terrorism within the borders of the United States, concerns regarding the ethical conduct of our corporate leaders, and the veracity of our financial reporting system. Such sell-offs traditionally offer the greatest opportunity for growth investors because relatively indiscriminate selling can bring growth company shares down to value prices, in contrast to the heady days of booming markets. Our growth holdings continue to focus on dominant franchises with long-term secular growth opportunities and strong management teams.

Prudential 20/20 Focus Fund Management Team
                                                                   7

Prudential 20/20 Focus Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings--Growth Portfolio  As of 7/31/02
------------------------------------------------------------

2.6%  Johnson & Johnson/Pharmaceuticals
      Johnson & Johnson manufactures healthcare products and provides related services for the consumer, pharmaceutical, and medical markets-- including skin and hair care products, acetaminophen products, drugs, diagnostic equipment, and surgical equipment. Its drug-coated stent (artery structural support) virtually eliminates reclogging after implantation in coronary arteries. We expect its early entry into this market to enable Johnson & Johnson to dominate it, substantially increasing its earnings growth over several years.

2.6   Lowe's Cos., Inc./Specialty Retail
      Lowe's is the second largest home improvement chain in the United States after Home Depot, and is steadily gaining market share. We think the future for home improvement is bright as home sales remain strong, but have shifted our position from Home Depot to Lowe's, which is performing significantly better.

2.6   Kohl's Corp./Multiline Retail
      We think Kohl's is probably the most successful new department store open to public investors in more than a decade. It is the strongest in the country by far in terms of same-store sales and earnings growth. Moreover, it is just entering the Sunbelt, and so has a lot of room for expansion.

2.5   Pfizer, Inc./Pharmaceuticals
      Its recent merger with Warner-Lambert gives Pfizer the dominant position in many drug categories, as well as substantial opportunities to reduce costs. Its cholesterol control drug Lipitor is doing very well, benefiting from increasing evidence that points to the benefits of this class of drug (statins). We expect earnings growth to be in the high teens.

2.5   Coca-Cola Co./Beverages
      Coca-Cola sells about 300 brands of beverages, covering almost every country in the world. After several years of unimpressive earnings, growth is improving both domestically and internationally. The new aggressiveness reflects the influence of some management turnover.

      Holdings are subject to change.

                               www.prudential.com    (800) 225-1852

Semiannual Report    July 31, 2002

Comments on Largest Holdings--Value Portfolio  As of 7/31/02
------------------------------------------------------------

5.6%  XL Capital Ltd. (Class A)/Insurance
      XL is a Bermuda-based reinsurer with a strong capital position and a highly-regarded management team. We believe that reinsurance is currently one of the best-positioned sectors of the insurance industry with premiums rising sharply over the past 18 months. We expect XL to report strong profit gains over the next four to six quarters.
      Its share price does not yet reflect that attractive prospect.

4.2   Temple-Inland, Inc./Paper & Forest Products
      Temple-Inland is primarily a paper and building products company, but it also has a Financial Services Group that operates banks in Texas and California. We like both businesses individually, as well as the diversification to Temple-Inland's revenue stream. We think the value of the parts add-up to much more than the stock's current price. One of the company's principal products is containerboard, which we believe has one of the most favorable supply/demand balances in the paper group.

4.1   Allstate Corp./Insurance
      Premium prices are rising sharply in both Allstate's auto and homeowners insurance businesses. We believe the company's shares should be priced at a higher multiple of its earnings than they currently are because we expect good increases in profitability over the next 12 months.

3.8   Northrop Grumman Corp./Aerospace & Defense
      We continue to believe that this major defense company is currently among the best- positioned in the industry. It has an excellent balance of programs, and should be in a strong position to take advantage of increased defense spending. Although the stock has been a strong performer compared to the overall market, we believe it is likely to continue to outperform over the next 12 months.

3.5   HCA, Inc./Healthcare Providers & Services
      HCA is the largest hospital manager in the United States, operating more than 180 hospitals. Hospital companies such as HCA are in good control of their pricing, and the long-term growth prospects of the industry are very attractive as baby boomers enter old age.

      Holdings are subject to change.
                                                                    9

                                        SEMIANNUAL REPORT
                                        JULY 31, 2002


PRUDENTIAL
20/20 FOCUS FUND


                                        FINANCIAL STATEMENTS

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of July 31, 2002 (Unaudited)

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.2%
Common Stocks  94.0%
-------------------------------------------------------------------------------------
Aerospace & Defense  3.9%
      219,700   Northrop Grumman Corp.                              $     24,320,790
-------------------------------------------------------------------------------------
Beverages  2.5%
      319,100   Coca-Cola Co.                                             15,935,854
-------------------------------------------------------------------------------------
Biotechnology  4.6%
      310,300   Amgen, Inc.(a)                                            14,162,092
      432,100   Genentech, Inc.(a)                                        15,015,475
                                                                    ----------------
                                                                          29,177,567
-------------------------------------------------------------------------------------
Brokerage Services  2.3%
      405,400   Merrill Lynch & Co., Inc.                                 14,452,510
-------------------------------------------------------------------------------------
Computers & Peripherals  5.3%
      502,600   Dell Computer Corp.(a)                                    12,529,818
    1,505,000   Hewlett-Packard Co.                                       21,295,750
                                                                    ----------------
                                                                          33,825,568
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  2.9%
      413,100   BellSouth Corp.                                           11,091,735
      851,700   Cable & Wireless PLC (ADR) (United Kingdom)                7,026,525
                                                                    ----------------
                                                                          18,118,260
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  1.0%
    1,565,500   Solectron Corp.(a)                                         6,262,000
-------------------------------------------------------------------------------------
Healthcare Providers & Services  3.5%
      475,800   HCA, Inc.                                                 22,362,600
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  2.4%
      453,900   Marriott International, Inc. (Class A)                    15,205,650
-------------------------------------------------------------------------------------
Insurance  13.2%
      679,700   Allstate Corp.                                            25,835,397
      213,100   American International Group, Inc.                        13,621,352

    See Notes to Financial Statements                                     11

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of July 31, 2002 (Unaudited) Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      162,700   Hartford Financial Services Group, Inc.             $      8,232,620
      481,100   XL Capital Ltd. (Class A)                                 35,649,510
                                                                    ----------------
                                                                          83,338,879
-------------------------------------------------------------------------------------
Media  4.2%
    2,121,600   Liberty Media Corp. (Class A)(a)                          16,675,776
      260,200   Viacom, Inc. (Class B)(a)                                 10,129,586
                                                                    ----------------
                                                                          26,805,362
-------------------------------------------------------------------------------------
Motorcycles  2.1%
      284,100   Harley-Davidson, Inc.                                     13,454,976
-------------------------------------------------------------------------------------
Multiline Retail  5.7%
      533,000   Federated Department Stores, Inc.(a)                      20,046,130
      246,800   Kohl's Corp.(a)                                           16,288,800
                                                                    ----------------
                                                                          36,334,930
-------------------------------------------------------------------------------------
Networking  2.3%
    1,115,100   Cisco Systems, Inc.(a)                                    14,708,169
-------------------------------------------------------------------------------------
Oil Services  8.2%
      498,700   BJ Services Co.(a)                                        15,903,543
      662,800   Diamond Offshore Drilling, Inc.                           15,509,520
      473,600   Schlumberger, Ltd.                                        20,326,912
                                                                    ----------------
                                                                          51,739,975
-------------------------------------------------------------------------------------
Paper & Forest Products  7.5%
      724,400   Boise Cascade Corp.                                       21,000,356
      492,700   Temple-Inland, Inc.                                       26,457,990
                                                                    ----------------
                                                                          47,458,346
-------------------------------------------------------------------------------------
Pharmaceuticals  7.4%
      348,200   Abbott Laboratories                                       14,418,962
      314,700   Johnson & Johnson                                         16,679,100
      494,300   Pfizer, Inc.                                              15,990,605
                                                                    ----------------
                                                                          47,088,667
-------------------------------------------------------------------------------------
Publishing  3.5%
      365,300   Knight-Ridder, Inc.                                       22,118,915

    12                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of July 31, 2002 (Unaudited) Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Semiconductor Equipment & Products  2.3%
      615,700   Texas Instruments, Inc.                             $     14,253,455
-------------------------------------------------------------------------------------
Software  4.8%
    1,107,200   BMC Software, Inc.(a)                                     14,891,840
      328,000   Microsoft Corp.(a)                                        15,737,440
                                                                    ----------------
                                                                          30,629,280
-------------------------------------------------------------------------------------
Specialty Retail  4.4%
      431,600   Lowe's Cos., Inc.                                         16,336,060
      472,100   Tiffany & Co.                                             11,632,544
                                                                    ----------------
                                                                          27,968,604
                                                                    ----------------
                Total common stocks (cost $650,376,121)                  595,560,357
                                                                    ----------------
Preferred Stock  2.2%
-------------------------------------------------------------------------------------
Media
      804,700   News Corp. Ltd. (ADR)
                 (cost $19,037,541)                                       13,679,900
                                                                    ----------------
                Total long-term investments (cost $669,413,662)          609,240,257
                                                                    ----------------
SHORT-TERM INVESTMENT  4.3%
-------------------------------------------------------------------------------------
Mutual Fund
   27,361,701   Prudential Core Investment Fund - Taxable Money
                 Market Series
                 (cost $27,361,701; Note 3)                               27,361,701
                Total Investments  100.5%
                 (cost $696,775,363; Note 5)                             636,601,958
                Liabilities in excess of other assets  (0.5%)             (2,913,392)
                                                                    ----------------
                Net Assets  100%                                    $    633,688,566
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
PLC--Public Limited Company (British Corporation).

    See Notes to Financial Statements                                     13

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   July 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $696,775,363)                           $636,601,958
Cash                                                                      20,224
Receivable for investments sold                                        1,025,854
Dividends and interest receivable                                        407,779
Receivable for Fund shares sold                                          380,215
Prepaid expenses                                                             488
                                                                  ----------------
      Total assets                                                   638,436,518
                                                                  ----------------
LIABILITIES
Payable for Fund shares repurchased                                    1,796,239
Payable for investments purchased                                      1,341,793
Accrued expenses                                                         770,972
Distribution fee payable                                                 421,991
Management fee payable                                                   416,957
                                                                  ----------------
      Total liabilities                                                4,747,952
                                                                  ----------------
NET ASSETS                                                          $633,688,566
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
      Shares of beneficial interest, at par                         $     76,197
      Paid-in capital in excess of par                               820,429,599
                                                                  ----------------
                                                                     820,505,796
   Net investment loss                                                (3,036,911)
   Accumulated net realized loss on investments                     (123,606,914)
   Net unrealized depreciation on investments                        (60,173,405)
                                                                  ----------------
Net assets, July 31, 2002                                           $633,688,566
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   July 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($160,193,636 / 18,840,503 shares of beneficial interest
      issued and outstanding)                                               $8.50
   Maximum sales charge (5% of offering price)                                .45
                                                                  ----------------
   Maximum offering price to public                                         $8.95
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($366,105,793 / 44,469,164 shares of beneficial
      interest issued and outstanding)                                      $8.23
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($75,249,887 / 9,140,175 shares of beneficial interest
      issued and outstanding)                                               $8.23
   Sales charge (1% of offering price)                                        .08
                                                                  ----------------
   Offering price to public                                                 $8.31
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($32,139,250 / 3,747,497 shares of beneficial
      interest issued and outstanding)                                      $8.58
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential 20/20 Focus Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   July 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $13,541)         $    3,683,626
   Interest                                                               482,030
                                                                  ----------------
      Total income                                                      4,165,656
                                                                  ----------------
Expenses
   Management fee                                                       2,953,928
   Distribution fee--Class A                                              249,177
   Distribution fee--Class B                                            2,278,520
   Distribution fee--Class C                                              464,296
   Transfer agent's fees and expenses                                     735,000
   Reports to shareholders                                                346,000
   Custodian's fees and expenses                                           70,000
   Registration fees                                                       37,000
   Legal fees and expenses                                                 32,000
   Audit fee                                                               14,000
   Trustees' fees                                                           8,000
   Miscellaneous                                                           14,646
                                                                  ----------------
      Total expenses                                                    7,202,567
                                                                  ----------------
Net investment loss                                                    (3,036,911)
                                                                  ----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investment transactions                       (38,591,924)
   Net change in unrealized appreciation/depreciation on
      investments                                                    (120,135,147)
                                                                  ----------------
   Net loss on investments                                           (158,727,071)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (161,763,982)
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months            Year
                                                      Ended             Ended
                                                  July 31, 2002    January 31, 2002
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                            $  (3,036,911)    $   (3,336,369)
   Net realized loss on investments                 (38,591,924)       (58,028,719)
   Net change in unrealized depreciation on
      investments                                  (120,135,147)       (52,993,483)
                                                  -------------    ----------------
   Net decrease in net assets resulting from
      operations                                   (161,763,982)      (114,358,571)
                                                  -------------    ----------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                                --         (5,836,400)
      Class B                                                --        (14,554,977)
      Class C                                                --         (2,849,131)
      Class Z                                                --         (1,098,916)
                                                  -------------    ----------------
                                                             --        (24,339,424)
                                                  -------------    ----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                     49,119,938        113,027,668
   Net asset value of shares issued in
      reinvestment of distributions                          --         23,238,383
   Cost of shares reacquired                       (113,826,322)      (195,615,241)
                                                  -------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                  (64,706,384)       (59,349,190)
                                                  -------------    ----------------
Total decrease                                     (226,470,366)      (198,047,185)
NET ASSETS
Beginning of period                                 860,158,932      1,058,206,117
                                                  -------------    ----------------
End of period                                     $ 633,688,566     $  860,158,932
                                                  -------------    ----------------
                                                  -------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited)

      Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on April 14, 1998 to Prudential Investments LLC ('PI').

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager and Subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion.

      Two Jennison portfolio managers manage approximately 50% of the Fund's assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in
                                                                          19

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

order to maintain an approximately equal allocation between the two portfolio managers.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the six months ended July 31, 2002.

      PIMS has advised the Fund that it has received approximately $125,300 and $45,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended July 31, 2002. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $653,200 and $7,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the six months ended July 31, 2002, the amount of the commitment was $500 million from February 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the bank's commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended July 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended July 31, 2002, the Fund incurred fees of approximately $561,000 for the services of PMFS. As of July 31, 2002, approximately $91,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended July 31, 2002, the Fund earned income of approximately $423,000 from the Series by investing its excess cash, of which approximately $16,100 is receivable at July 31, 2002.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $138,100 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended July 31, 2002 aggregated $266,064,070 and $299,678,832, respectively.

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward as of January 31, 2002 of approximately $71,441,000 which expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund elected to treat capital losses of $3,342,000 incurred in the three months ended January 31, 2002 as having occurred in the current fiscal year.

      The United States federal income tax basis of the Fund's investments and the unrealized appreciation/depreciation as of July 31, 2002 were as follows:

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

   Tax Basis                                                Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $705,724,370       $34,133,665        $103,256,077       $69,122,412

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended July 31, 2002:
Shares sold                                                   1,574,202    $  15,979,223
Shares reacquired                                            (3,727,763)     (36,301,969)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,153,561)     (20,322,746)
Shares issued upon conversion from Class B                      403,724        4,092,259
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,749,837)   $ (16,230,487)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   3,161,380    $  34,149,377
Shares issued in reinvestment of distributions                  467,855        5,600,220
Shares reacquired                                            (5,593,394)     (60,413,776)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,964,159)     (20,664,179)
Shares issued upon conversion from Class B                    1,428,557       15,698,918
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (535,602)   $  (4,965,261)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended July 31, 2002:
Shares sold                                                   1,916,471    $  18,831,606
Shares reacquired                                            (5,775,348)     (54,060,434)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,858,877)     (35,228,828)
Shares reacquired upon conversion into Class A                 (416,016)      (4,092,259)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,274,893)   $ (39,321,087)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   4,407,763    $  46,241,028
Shares issued in reinvestment of distributions                1,180,985       13,805,714
Shares reacquired                                            (8,825,740)     (92,733,053)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,236,992)     (32,686,311)
Shares reacquired upon conversion into Class A               (1,463,840)     (15,698,918)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,700,832)   $ (48,385,229)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended July 31, 2002:
Shares sold                                                     678,227    $   6,647,655
Shares reacquired                                            (1,351,450)     (12,653,372)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (673,223)   $  (6,005,717)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   1,322,567    $  13,924,579
Shares issued in reinvestment of distributions                  234,789        2,744,679
Shares reacquired                                            (2,202,766)     (23,262,600)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (645,410)   $  (6,593,342)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended July 31, 2002:
Shares sold                                                     755,187    $   7,661,454
Shares reacquired                                            (1,084,738)     (10,810,547)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (329,551)   $  (3,149,093)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   1,726,256    $  18,712,684
Shares issued in reinvestment of distributions                   90,346        1,087,770
Shares reacquired                                            (1,754,949)     (19,205,812)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    61,653    $     594,642
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  10.54
                                                                 ----------------
Income from investment operations
Net investment income (loss)                                             (.01)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (2.03)
                                                                 ----------------
   Total from investment operations                                     (2.04)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                      --
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                     --
                                                                 ----------------
Net asset value, end of period                                       $   8.50
                                                                 ----------------
                                                                 ----------------
TOTAL INVESTMENT RETURN(b):                                            (19.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $160,194
Average net assets (000)                                             $200,993
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               1.32%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.07%(c)
   Net investment income (loss)                                          (.26)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover(e)                                                   36%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Not annualized for periods of less than one full year.

    24                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  12.06             $  13.18             $  11.49             $  10.00
----------------     ----------------     ----------------     ----------------
         .02                 (.02)                (.01)                 .01
       (1.25)                 .24                 2.30                 1.51
----------------     ----------------     ----------------     ----------------
       (1.23)                 .22                 2.29                 1.52
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                 (.03)
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                (.03)
----------------     ----------------     ----------------     ----------------
    $  10.54             $  12.06             $  13.18             $  11.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (10.43)%               2.66%               20.07%               15.19%
    $217,075             $254,767             $270,027             $159,777
    $225,662             $265,240             $205,515             $131,335
        1.27%                1.18%                1.20%                1.32%(c)
        1.02%                 .93%                 .95%                1.07%(c)
         .15%                (.12)%               (.10)%                .13%(c)
         119%                 157%                 105%                  70%

    See Notes to Financial Statements                                     25

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  10.24
                                                                 ----------------
Income from investment operations
Net investment loss                                                      (.05)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (1.96)
                                                                 ----------------
   Total from investment operations                                     (2.01)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                      --
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                     --
                                                                 ----------------
Net asset value, end of period                                       $   8.23
                                                                 ----------------
                                                                 ----------------
TOTAL INVESTMENT RETURN(b):                                            (19.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $366,106
Average net assets (000)                                             $459,481
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               2.07%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.07%(c)
   Net investment loss                                                  (1.01)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Less than $.005 per share.

    26                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  11.81             $  13.04             $  11.46             $  10.00
----------------     ----------------     ----------------     ----------------
        (.06)                (.11)                (.10)                (.04)
      (1.22)                  .22                 2.28                 1.50
----------------     ----------------     ----------------     ----------------
      (1.28)                  .11                 2.18                 1.46
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                   --(e)
----------------     ----------------     ----------------     ----------------
       (.29)                (1.34)                (.60)                  --(e)
----------------     ----------------     ----------------     ----------------
    $  10.24             $  11.81             $  13.04             $  11.46
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (11.09)%               1.80%               19.16%               14.61%
    $499,275             $631,268             $729,339             $443,798
    $537,746             $677,578             $581,150             $334,157
        2.02%                1.93%                1.95%                2.07%(c)
        1.02%                 .93%                 .95%                1.07%(c)
        (.60)%               (.87)%               (.85)%               (.62)%(c)

    See Notes to Financial Statements                                     27

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  10.24
                                                                 ----------------
Income from investment operations
Net investment loss                                                      (.05)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (1.96)
                                                                 ----------------
   Total from investment operations                                     (2.01)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                      --
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                     --
                                                                 ----------------
Net asset value, end of period                                       $   8.23
                                                                 ----------------
                                                                 ----------------
TOTAL INVESTMENT RETURN(b):                                            (19.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 75,250
Average net assets (000)                                             $ 93,629
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               2.07%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.07%(c)
   Net investment loss                                                  (1.01)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Less than $.005 per share.

    28                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  11.81             $  13.04             $  11.46             $  10.00
----------------     ----------------     ----------------     ----------------
        (.06)                (.11)                (.10)                (.03)
       (1.22)                 .22                 2.28                 1.49
----------------     ----------------     ----------------     ----------------
       (1.28)                 .11                 2.18                 1.46
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                   --(e)
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                  --(e)
----------------     ----------------     ----------------     ----------------
    $  10.24             $  11.81             $  13.04             $  11.46
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (11.09)%               1.80%               19.16%               14.61%
    $100,519             $123,533             $145,733             $ 81,100
    $106,235             $137,168             $111,039             $ 64,848
        2.02%                1.93%                1.95%                2.07%(c)
        1.02%                 .93%                 .95%                1.07%(c)
        (.60)%               (.87)%               (.84)%               (.62)%(c)

    See Notes to Financial Statements                                     29

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  10.62
                                                                 ----------------
Income from investment operations
Net investment income                                                      --(e)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (2.04)
                                                                 ----------------
   Total from investment operations                                     (2.04)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                      --
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                     --
                                                                 ----------------
Net asset value, end of period                                       $   8.58
                                                                 ----------------
                                                                 ----------------
TOTAL INVESTMENT RETURN(b):                                            (19.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 32,139
Average net assets (000)                                             $ 40,139
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               1.07%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.07%(c)
   Net investment income (loss)                                          (.01)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Less than $.005 per share.

    30                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  12.11             $  13.20             $  11.49             $  10.00
----------------     ----------------     ----------------     ----------------
         .04                  .02                  .02                  .02
       (1.24)                 .23                 2.29                 1.51
----------------     ----------------     ----------------     ----------------
       (1.20)                 .25                 2.31                 1.53
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                 (.04)
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                (.04)
----------------     ----------------     ----------------     ----------------
    $  10.62             $  12.11             $  13.20             $  11.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (10.21)%               2.98%               20.25%               15.32%
    $ 43,290             $ 48,638             $ 68,352             $ 22,882
    $ 42,718             $ 61,451             $ 45,183             $ 12,905
        1.02%                 .93%                 .95%                1.07%(c)
        1.02%                 .93%                 .95%                1.07%(c)
         .40%                 .13%                 .16%                 .38%(c)

    See Notes to Financial Statements                                     31

Prudential 20/20 Focus Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
www.prudential.com    (800) 225-1852


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential 20/20 Focus Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                     www.prudential.com     (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential 20/20 Focus Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                   www.prudential.com     (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E. H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PTWAX     743979106
    Class B     PTWBX     743979205
    Class C     PTWCX     743979304
    Class Z     PTWZX     743979403

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of July 31, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL FINANCIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PTWAX    743979106
    Class B     PTWBX    743979205
    Class C     PTWCX    743979304
    Class Z     PTWZX    743979403

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

MF183E2    IFS-A074127